                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement       [_] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                            TranSwitch Corporation
              ------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

                            TranSwitch Corporation
              ------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        ________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        ________________________________________________________________________

    (5) Total fee paid:

        ________________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ________________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:

        ________________________________________________________________________

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        ________________________________________________________________________

    (4) Date Filed:

        ________________________________________________________________________

                            TRANSWITCH CORPORATION

                            THREE ENTERPRISE DRIVE
                          SHELTON, CONNECTICUT 06484

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 27, 1998

TO THE STOCKHOLDERS:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TranSwitch Corporation, a Delaware corporation (the "Corporation"), will be held on Wednesday, May 27, 1998, at 10:00 A.M., Connecticut time, at the Ramada Plaza Hotel, 780 Bridgeport Avenue, Shelton, Connecticut 06484 for the following purposes:

    1. To elect a Board of Directors for the ensuing year.

    2. To consider and act upon a proposal to approve and ratify the Corporation's Third Amended and Restated 1995 Stock Plan, with a total of 3,500,000 shares of Common Stock, par value $.001 per share, of the Corporation ("Common Stock") available for issuance thereunder.

    3. To consider and act upon a proposal to approve an amendment to the Corporation's 1995 Non-Employee Director Stock Option Plan to (a) increase the number of shares of Common Stock of the Corporation available for issuance thereunder by an additional 100,000 shares, to a total of 250,000 shares available for issuance thereunder, and (b) amend Section 4(b) of the 1995 Non-Employee Director Stock Option Plan to increase the annual option granted thereunder to each non-employee director from an option to purchase 7,500 shares of Common Stock on each one-year anniversary of the date that he or she is first elected to the Board of Directors, to an option to purchase 9,600 shares of Common Stock on each one-year anniversary of the date that he or she is first elected to the Board of Directors.

    4. To ratify the selection of the firm of KPMG Peat Marwick LLP as auditors for the fiscal year ending December 31, 1998.

    5. To transact such other business as may properly come before the meeting and any adjournments thereof.

  Only stockholders of record at the close of business on April 13, 1998 are entitled to notice of and to vote at the meeting and any adjournment thereof.

                                          By Order of the Board of Directors

                                          /s/ Michael C. McCoy

                                          Michael C. McCoy
                                          Secretary

Shelton, Connecticut
April 20, 1998

  YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL PRIOR TO THE DATE OF THE ANNUAL MEETING OF STOCKHOLDERS IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                            TRANSWITCH CORPORATION

                            THREE ENTERPRISE DRIVE
                          SHELTON, CONNECTICUT 06484

                               ----------------

                                PROXY STATEMENT

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 27, 1998

                               ----------------

                                APRIL 20, 1998

  Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of TranSwitch Corporation (the "Corporation") for use at the Annual Meeting of Stockholders to be held on Wednesday, May 27, 1998, at 10:00 A.M., at the Ramada Plaza Hotel, 780 Bridgeport Avenue, Shelton, Connecticut 06484, or at any adjournments thereof (the "Annual Meeting").

  The Board of Directors has fixed the close of business on April 13, 1998 as the record date (the "Record Date"). Only stockholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. As of the Record Date, 13,307,566 shares of Common Stock, $.001 par value per share (the "Common Stock"), of the Corporation were issued and outstanding. Stockholders are entitled to cast one vote for each share of Common Stock held of record by them on each proposal submitted to a vote at the Annual Meeting. As of the Record Date, 7,750 shares of Series A Convertible Preferred Stock, $.01 par value per share (the "Preferred Stock") of the Corporation were issued and outstanding. Stockholders are entitled to cast the number of votes equal to the largest number of whole shares of Common Stock into which their shares of Preferred Stock could be converted at the Record Date on each proposal submitted to a vote at the Annual Meeting. Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with the Secretary of the Corporation at any time before it is exercised, or (ii) voting in person at the Annual Meeting. The holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business.

  The persons named as attorneys in the proxies, Santanu Das and Michael F. Stauff, were selected by the Board of Directors and are directors and/or executive officers of the Corporation. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted as stated below under "Voting Procedures." Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by so marking the proxy in the space provided thereon.

  In addition to the election of directors, the stockholders will consider and vote upon proposals to (i) approve and ratify the Corporation's Third Amended and Restated 1995 Stock Plan, with a total of 3,500,000 shares of Common Stock available for issuance thereunder, (ii) approve an amendment to the Corporation's 1995 Non-Employee Director Stock Option Plan to increase the number of shares of Common Stock available for issuance thereunder by an additional 100,000 shares, to a total of 250,000 shares available for issuance thereunder, (iii) amend Section 4(b) of the 1995 Non-Employee Director Stock Option Plan to increase the annual option granted thereunder to each non-employee director from an option to purchase 7,500 shares of Common Stock on each one-year anniversary of the date that he or she is first elected to the Board of Directors, to an option to purchase 9,600 shares of Common Stock on each one-year anniversary of the date that he or she is first elected to the Board of Directors, and (iv) ratify the selection of auditors, all as further described in this proxy statement.

Where a choice has been specified on the proxy with respect to the foregoing matters, including the election of directors, the shares represented by the proxy will be voted in accordance with the specifications and will be voted FOR any such proposal if no specification is indicated. See "Proposals for Consideration at the Annual Meeting of Stockholders."

  The Board of Directors of the Corporation knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

  An Annual Report to Stockholders and the Corporation's Annual Report on Form 10-K, containing financial statements for the fiscal year ended December 31, 1997, are being mailed together with this proxy statement to all stockholders entitled to vote. This proxy statement and the form of proxy were first mailed to stockholders on or about April 20, 1998.

                     MANAGEMENT AND PRINCIPAL STOCKHOLDERS

  The following table sets forth as of the Record Date certain information regarding the ownership of shares of Common Stock by (i) each person who, to the knowledge of the Corporation, beneficially owned more than 5% of the shares of Common Stock of the Corporation outstanding at such date, (ii) each director (or nominee for director) of the Corporation, (iii) each Named Executive Officer (as defined below under "Compensation and Other Information Concerning Directors and Executive Officers--Executive Compensation") and (iv) all directors (and nominees for director) and executive officers as a group. Unless otherwise indicated below, each person listed below maintains a business address at c/o TranSwitch Corporation, Three Enterprise Drive, Shelton, Connecticut 06484.

                                                       AMOUNT AND
                                                       NATURE OF
                                                       BENEFICIAL    PERCENT
        NAME AND ADDRESS OF BENEFICIAL OWNER          OWNERSHIP(1) OF CLASS(2)
        ------------------------------------          ------------ -----------
Santanu Das(3).......................................   263,300        2.0%
Steward S. Flaschen(4)...............................   122,871         *
Michael F. Stauff(5).................................    73,101         *
Jitender Vij(6)......................................    64,450         *
Francisco A. Middleton(7)............................    63,085         *
Charles Lee(8).......................................    51,304         *
 17 Stepping Stone Lane
 Greenwich, CT 06870
Albert E. Paladino(9)................................    34,423         *
 c/o Advanced Technology Ventures
 281 Winter Street
 Suite 350
 Waltham, MA 02154
John H. Haynes(10)...................................    34,350         *
Ljubomir Micic.......................................    17,500         *
 c/o Ven Net A Project Management GmbH
 Alderstrasse 19
 79098 Freiburg, Germany
Erik H. van der Kaay.................................     3,800         *
David D. French......................................         0        --
All directors and executive officers as a group (9
 persons)(11)........................................   569,699        4.3%

--------
  * Less than 1% of the outstanding Common Stock.
 (1) Except as otherwise noted in the footnotes to this table, each person or entity named in the table has sole voting and investment power with respect to all shares of Common Stock shown as owned based upon information provided to the Corporation by the directors (and nominees), executive officers and principal stockholders.
 (2) Applicable percentage ownership as of the Record Date is based upon 13,307,566 shares of Common Stock issued and outstanding. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the shares. Shares of Common Stock subject to options that are exercisable within 60 days after the Record Date ("Presently Exercisable Securities") are deemed outstanding for computing the percentage ownership of the person holding such Presently Exercisable Securities, but are not deemed outstanding for the percentage ownership of any other person.
 (3) Includes 111,000 shares owned and 152,300 shares subject to Presently Exercisable Securities held by Dr. Das. Also includes 10,000 shares held in trust for family members of Dr. Das. Dr. Das disclaims beneficial ownership of the shares held in trust for his family members.
 (4) Includes 49,433 shares owned by the Joyce D. Flaschen Revocable Investment Trust of which Dr. Flaschen is the trustee and 58,438 shares owned by the Steward S. Flaschen Revocable Investment Trust. Dr. Flaschen disclaims beneficial ownership of the shares held by the Joyce D. Flaschen Revocable Investment Trust. Also includes 15,000 shares subject to Presently Exercisable Securities.
 (5) Consists of 21,344 shares owned and 51,757 shares subject to Presently Exercisable Securities.
 (6) Includes 37,337 shares owned and 27,113 shares subject to Presently Exercisable Securities held by Mr. Vij. Also includes 8,000 shares owned by children of Mr. Vij. Mr. Vij disclaims beneficial ownership of the shares owned by his children.
 (7) Consists of 37,503 shares owned and 25,582 shares subject to Presently Exercisable Securities.
 (8) Consists of 13,804 shares owned and 37,500 shares subject to Presently Exercisable Securities.
 (9) Consists of 26,932 shares owned and 7,500 shares subject to Presently Exercisable Securities.
(10) Consists of 600 shares owned and 33,750 shares subject to Presently Exercisable Securities.
(11) Includes 348,358 shares subject to Presently Exercisable Securities.

  The following table sets forth as of the Record Date certain information regarding the ownership of shares of the Corporation's Preferred Stock by (i) each person who, to the knowledge of the Corporation, beneficially owned more than 5% of the shares of Preferred Stock of the Corporation outstanding at such date, (ii) each director (or nominee for director) of the Corporation,
(iii) each Named Executive Officer (as defined below under "Compensation and Other Information Concerning Directors and Executive Officers--Executive Compensation") and (iv) all directors (and nominees for director) and executive officers as a group. Unless otherwise indicated below, each person listed below maintains a business address at c/o TranSwitch Corporation, 3 Enterprise Drive, Shelton, CT 06484.

                                                      AMOUNT AND
                                                      NATURE OF
                                                      BENEFICIAL    PERCENT
        NAME AND ADDRESS OF BENEFICIAL OWNER         OWNERSHIP(1) OF CLASS(2)
        ------------------------------------         ------------ -----------
The Kaufmann Fund, Inc..............................    3,000        38.7%
 The Kaufmann Fund
 140 East 45th Street, 43rd floor
 New York, NY 10017
Deltec Asset Management Corporation.................    2,000        25.8%
 535 Madison Avenue
 New York, NY 10022
Raptor Global Fund Ltd. ............................      832        10.7%
 c/o Curacao International Trust Company
 Kaya Flamboyan 9
 Curacao, Netherlands Antilles
Tudor BVI Futures Ltd. .............................      766         9.9%
 c/o Curacao International Trust Company
 Kaya Flamboyan 9
 Curacao, Netherlands Antilles
Clarion Capital Corporation.........................      500         6.5%
 1801 East 9th Street, Suite 510
 Cleveland, OH 44114
Santanu Das.........................................        0         --
Steward S. Flaschen.................................        0         --
Michael F. Stauff...................................        0         --
Jitender Vij........................................        0         --
Francisco A. Middleton..............................        0         --
Charles Lee.........................................        0         --
 17 Stepping Stone Lane
 Greenwich, CT 06870
Albert E. Paladino..................................        0         --
 c/o Advanced Technology Ventures
 281 Winter Street
 Suite 350
 Waltham, MA 02154
John H. Haynes......................................        0         --
Ljubomir Micic......................................        0         --
 c/o Ven Net A Project Management GmbH
 Alderstrasse 19
 79098 Freiburg, Germany
Erik H. van der Kaay................................        0         --
David D. French.....................................        0         --
All directors and executive officers as a group (10
 persons)...........................................        0         --

--------
(1) Each person or entity named in the table has sole voting and investment power with respect to all shares of Preferred Stock shown as owned based upon information provided to the Corporation by the principal stockholders.
(2) Applicable percentage ownership as of the Record Date is based upon 7,750 shares of Preferred Stock issued and outstanding. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the shares. Shares of Preferred Stock subject to options that are exercisable within 60 days after the Record Date ("Presently Exercisable Securities") are deemed outstanding for computing the percentage ownership of the person holding such Presently Exercisable Securities, but are not deemed outstanding for the percentage ownership of any other person.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

  The business and affairs of the Corporation are managed under the direction of its Board of Directors. The Board of Directors met eight (8) times during the fiscal year ended December 31, 1997. The Audit Committee of the Board of Directors, consisting of Charles Lee (Chairman), Ljubomir Micic and Steward S. Flaschen, reviews with the Corporation's independent auditors the scope and timing of their audit services and any other services the independent auditors are asked to perform, the independent auditor's report on the Corporation's financial statements following completion of their audit and the Corporation's policies and procedures with respect to internal accounting and financial controls. In addition, the Audit Committee makes annual recommendations to the Board of Directors for the appointment of independent auditors for the ensuing year. The Audit Committee met two (2) times during the fiscal year ended December 31, 1997. The Compensation Committee of the Board of Directors, consisting of Albert E. Paladino (Chairman), Charles Lee, Erik H. van der Kaay and Steward S. Flaschen, reviews and evaluates the compensation and benefits of all officers of the Corporation, reviews general policy matters relating to compensation and benefits of employees of the Corporation and makes recommendations concerning these matters to the Board of Directors. Subject to the approval of the Board of Directors, the Compensation Committee also administers the Corporation's stock option and stock purchase plans. The Compensation Committee met eight (8) times during the fiscal year ended December 31, 1997. The Board of Directors does not currently have a standing nominating committee. Each of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors and all committees on which he serves.

                OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth the current directors and executive officers of the Corporation and the Nominees to be elected at the Annual Meeting, their ages and the positions currently held by each such person with the Corporation.

          NAME           AGE                           POSITION
          ----           ---                           --------
Santanu Das. ...........  53 Chairman of the Board of Directors, President and
                             Chief Executive Officer
Michael F. Stauff.......  48 Senior Vice President, Chief Financial Officer and Treasurer
Terrence S. Rogers......  43 Vice President, Worldwide Sales
Steward S.
 Flaschen(1)(2).........  71 Director
David D. French.........  41 Director
Erik H. van der
 Kaay(1)................  58 Director
Charles Lee(1)(2).......  58 Director
Ljubomir Micic(2).......  67 Director
Albert E. Paladino(1)...  65 Director

--------
(1) Member of Compensation Committee.
(2) Member of Audit Committee.

NOMINEES FOR ELECTION OF DIRECTORS AT THE ANNUAL MEETING

  Santanu Das, a founder of the Corporation, has been President, Chief Executive Officer and a director of the Corporation since its inception in 1988 and Chairman of the Board of Directors since May 1997. Prior to joining the Corporation, Dr. Das held various positions, including President, with Spectrum Digital Corporation where he worked from 1986 through August of 1988. Prior to joining Spectrum Digital Corporation, he held various positions, including Director, Applied Technology Division of ITT Corporation's Advanced Technology Center. Dr. Das holds a Ph.D. from Washington University, St. Louis and an undergraduate degree from Jadavpur University, Calcutta, India.

  Steward S. Flaschen, a founder of the Corporation, has been a director of the Corporation since the Corporation's inception and served as Chairman of the Board of Directors until May 1997. Dr. Flaschen is Chairman of the Board of Telco Systems, an SEC Independent General Partner of Merrill Lynch Venture Capital and member of the Board of Directors of Sipex Corporation, a semiconductor company. He was previously a Senior Vice President and a member of the Management Policy Board and a General Technical Director of ITT Corporation. Prior to joining ITT Corporation, Dr. Flaschen was Director of Research and Development of the Semiconductor Products Division of Motorola Corporation.

  David D. French became a director of the Corporation in April 1998. He is Vice President of Analog Devices, Inc. and serves as General Manager of that company's DSP and Computer Products Division. Prior to joining Analog Devices, Mr. French held management positions at Texas Instruments and Fairchild Semiconductor. He holds a B.S.E.E. from the University of Rochester.

  Erik H. van der Kaay became a director of the Corporation in September 1997 and is also a member of the Board of Directors of RF Micro Devices and SSE Telecom, Inc. He is President and Chief Executive Officer of Datum, Inc. in Irvine, California. Previously, Mr. van der Kaay was Executive Vice President of Allen Telecom, Inc. since February 1997 and held other senior management positions with that company beginning in June of 1990. Prior to joining Allen Telecom, he was President and Chief Executive Officer of Millitech Corporation of South Deerfield, Massachusetts.

  Charles Lee became a director of the Corporation in August 1989. He has thirty years of experience in telecommunications and specializes in the emerging growth markets of China and the far east. Dr. Lee is Chairman of Charles Lee Enterprise, a telecommunications business development and consulting firm, and is also a director of BroadBand Technologies, Inc. and Voysys Corporation. He holds two M.S. degrees and a Ph.D. from the University of Minnesota.

  Ljubomir Micic has been a director of the Corporation since June 1994. He is the Chief Executive Officer of VEN-NET-A, a German consulting company. Prior to his retirement from ITT Corporation in 1990, he was a Vice President of ITT Corporation and Chairman of its Semiconductor Division.

  Albert E. Paladino has been a director of the Corporation since its inception in 1988. He is a general partner of Advanced Technology Ventures, a venture capital firm specializing in investing in early stage technology enterprises. Dr. Paladino serves as a director of numerous high technology companies, including Millitech Corporation, R F Micro Devices, Inc. and Thunderbird Technologies. He holds a B.S. and M.S. from Alfred University and a ScD from the Massachusetts Institute of Technology.

EXECUTIVE OFFICERS

  Michael F. Stauff is Senior Vice President, Chief Financial Officer and Treasurer of the Corporation. Prior to joining the Corporation in November 1994, Mr. Stauff was the Vice President, Treasurer and Chief Financial Officer of I.M. Holdings, an international manufacturer of marine electronic and hardware products, since 1985. He holds a B.S.B.A. and an M.B.A. from Northeastern University.

  Terrence S. Rogers joined the Corporation as Vice President, Worldwide Sales, in February 1998 from Nippon Steel Semiconductor USA where he was Vice President, Marketing and Sales. Prior to Nippon Steel, Mr. Rogers held positions at Siemens Components, Hyundai Electronics America, OKI Semiconductor Group and Texas Instruments. He holds a B.S.E.E. and a B.A. in Psychology from the University of Notre Dame and an M.B.A., Marketing, from the University of Arizona.

                      COMPENSATION AND OTHER INFORMATION
               CONCERNING DIRECTORS AND NAMED EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

  Summary Compensation. The following table sets forth the compensation earned by the Corporation's Chief Executive Officer and each of the four other most highly compensated officers of the Corporation whose total salary and bonus for 1997 exceeded $100,000 (collectively, the "Named Executive Officers") for services rendered in all capacities to the Corporation for the fiscal years ended December 31, 1997, 1996 and 1995:

                          SUMMARY COMPENSATION TABLE

                                       ANNUAL       LONG-TERM
                                    COMPENSATION   COMPENSATION
                                  ---------------- ------------
                                                    SECURITIES
   NAME AND PRINCIPAL                               UNDERLYING     ALL OTHER
        POSITION         YEAR      SALARY   BONUS    OPTIONS      COMPENSATION
   ------------------    ----     -------- ------- ------------   ------------
Santanu Das(1).......... 1997     $194,862 $62,525   110,000(2)      $5,910(3)
 Chairman of the Board
  of Directors,          1996      178,173  39,000    80,000          1,325(4)
 President and Chief Ex-
  ecutive Officer        1995      170,000  86,000    30,000          1,354(4)
John H. Haynes.......... 1997      170,709  25,375    80,000(5)       5,447(6)
 Vice President, Sales
  (7)                    1996(8)       --      --        --             768(4)
                         1995(8)       --      --        --             691(4)
Francisco A. Middle-
 ton(9)(10)............. 1997      152,308  28,300    40,025(11)      5,447(12)
 Vice President, Trans-
  mission Products       1996      127,061   7,000    23,025            516(4)
                         1995      117,725  15,025     3,000            484(4)
Jitender Vij(9)......... 1997      140,713  16,300    44,025(13)      5,065(14)
 Vice President, Systems
  Engineering            1996      116,015   7,000    26,025            762(4)
                         1995(15)      --      --        --             393(4)
Michael F.
 Stauff(10)(16)......... 1997      121,494  24,250    42,300(17)      4,650(18)
 Senior Vice President,
  Chief Financial        1996      112,752  10,000    22,300            522(4)
 Officer and Treasurer   1995      105,030  28,000     5,000            479(4)

--------
 (1) Dr. Das will receive a severance payment equal to his then current annual base salary and the highest annual bonus paid to him over the preceding five years if the Corporation terminates his employment other than for cause or if Dr. Das resigns from his position due to a substantial reduction in his responsibilities or authority.
 (2) Includes 110,000 securities underlying options that were repriced as of May 30, 1997.
 (3) Includes $4,750 contributed to defined contributions plans and $1,160 in premiums paid with respect to term life insurance on behalf of Dr. Das.
 (4) Premiums paid with respect to term life insurance on behalf of the executive officer.
 (5) Includes 70,000 securities underlying options that were repriced as of May 30, 1997.
 (6) Includes $4,750 contributed to defined contributions plans and $697 in premiums paid with respect to term life insurance on behalf of Mr. Haynes.
 (7) Mr. Haynes resigned from the Corporation effective as of January 9, 1998.
 (8) Information is not provided for 1995 and 1996 because Mr. Haynes was not a Named Executive Officer in 1995 and 1996, as described in Item 402(a)(3) of Regulation S-K under the Securities Act of 1933, as amended.

 (9) Each of Messrs. Middleton and Vij will receive a severance payment equal to three months' salary and twenty-five percent of the highest annual bonus paid to him over the preceding five years if the Corporation terminates his employment without cause within 12 months of a change of control.
(10) Each of Messrs. Middleton and Stauff will receive a severance payment equal to three months' salary if the Corporation terminates his employment for any reason.
(11) Includes 33,025 securities underlying options that were repriced as of May 30, 1997.
(12) Includes $4,750 contributed to defined contributions plans and $697 in premiums paid with respect to term life insurance on behalf of Mr. Middleton.
(13) Includes 36,525 securities underlying options that were repriced as of May 30, 1997.
(14) Includes $4,431 contributed to defined contributions plans and $634 in premiums paid with respect to term life insurance on behalf of Mr. Vij.
(15) Information is not provided for 1995 because Mr. Vij was not a Named Executive Officer in 1995, as described in Item 402(a)(3) of Regulation S-K under the Securities Act of 1933, as amended.
(16) Mr. Stauff will receive a severance payment equal to six months' salary and fifty percent of the highest annual bonus paid to him over the preceding five years if the Corporation terminates his employment without cause within 12 months of a change of control.
(17) Includes 34,800 securities underlying options that were repriced as of May 30, 1997.
(18) Includes $3,945 contributed to defined contributions plans and $705 paid with respect to term life insurance on behalf of Mr. Stauff.

  Option Grants. The following table sets forth information concerning stock options granted during the fiscal year ended December 31, 1997 under the Corporation's Second Amended and Restated 1995 Stock Plan to the Named Executive Officers. The Corporation did not grant any stock appreciation rights during fiscal 1997.

                             OPTION GRANTS IN 1997

                                                                                 POTENTIAL
                                                                             REALIZABLE VALUE
                                          INDIVIDUAL GRANTS                  AT ASSUMED ANNUAL
                          --------------------------------------------------  RATES OF STOCK
                          NUMBER OF     PERCENT OF                                 PRICE
                          SECURITIES  TOTAL OPTIONS                          APPRECIATION FOR
                          UNDERLYING    GRANTED TO     EXERCISE               OPTION TERM(1)
                           OPTIONS     EMPLOYEES IN     PRICE     EXPIRATION -----------------
          NAME             GRANTED    FISCAL YEAR(2) ($/SHARE)(3)    DATE       5%      10%
          ----            ----------  -------------- ------------ ---------- -------- --------
Santanu Das.............    30,000(4)      2.34%        $6.38      6/27/05   $107,635 $266,200
                            50,000(4)      3.89          6.38      1/25/06    167,674  409,030
                            30,000(4)      2.34          6.38      7/22/06     92,445  221,894
John H. Haynes..........    10,000(5)       .78          6.50      1/16/07     40,876  103,593
                            50,000(4)      3.89          6.38      4/22/06    173,366  425,759
                            10,000(4)       .78          6.38      7/22/06     35,878   88,734
                            10,000(4)       .78          6.38      1/16/07     38,278   95,991
Francisco A. Middleton..     7,000(5)       .55          6.50      1/16/07     28,615   72,515
                             3,000(4)       .23          6.38      6/27/05      9,244   22,189
                            11,025(4)       .86          6.38      1/25/06     36,972   90,191
                            12,000(4)       .93          6.38      7/22/06     43,054  106,480
                             7,000(4)       .55          6.38      1/16/07     26,795   67,193
Jitender Vij............     7,500(5)       .58          6.50      1/16/07     30,659   77,695
                             3,000(4)       .23          6.38      6/27/05      9,245   22,189
                            11,025(4)       .86          6.38      1/25/06     36,972   90,191
                            15,000(4)      1.17          6.38      7/22/06     53,818  133,100
                             7,500(4)       .58          6.38      1/16/07     28,709   71,993
Michael F. Stauff.......     7,500(5)       .58          6.50      1/16/07     30,659   77,695
                            12,300(4)       .96          6.38      1/25/06     41,248  100,621
                            10,000(4)       .78          6.38      7/22/06     35,878   88,734
                             7,500(4)       .58          6.38      1/16/07     28,709   71,993
                             5,000(4)       .39          6.38      7/22/06     15,408   36,982

--------
(1) The potential realizable value is calculated based on the term of the option at the time of grant (10 years). Stock price appreciation of 5% and 10% is based on the fair market value at the time of grant and assumes that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price, pursuant to rules promulgated by the Securities and Exchange Commission. The potential realizable value does not represent the Corporation's prediction of its stock price performance. This table does not take into account any appreciation or depreciation in for the fair value of the Common Stock from the date of grant to date. There can be no assurance that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level.
(2) Options to purchase a total of 1,277,300 shares were granted to employees (including the Named Executive Officers) in fiscal year 1997 under the Corporation's Second Amended and Restated 1995 Stock Plan and 467,550 options outstanding under the Corporation's Second Amended and Restated 1995 Stock Plan were repriced as of May 30, 1997.

(3) The exercise price was the fair market value of a share of the Corporation's Common Stock at the time of grant as determined in accordance with the Corporation's Second Amended and Restated 1995 Stock Plan. The exercise price may be paid in cash or in shares of the Corporation's Common Stock valued at fair market value on the exercise date.
(4) Consists of securities underlying options that were repriced as of May 30, 1997. These options have terms of 10 years from the original date of grant and become exercisable over four years at the rate of 25% on the date of grant, an additional 12.5% six months thereafter, an additional 12.5% six months thereafter and an additional 6.25% at the end of each three-month period thereafter until such options are fully exercisable.
(5) These options have terms of 10 years from the date of grant and become exercisable over four years at the rate of 25% on the date of grant, an additional 12.5% six months thereafter, an additional 12.5% six months thereafter and an additional 6.25% at the end of each three-month period thereafter until such options are fully exercisable.

  Option Exercises and Unexercised Option Holdings. The following table sets forth certain information concerning option exercises and unexercised stock options held as of December 31, 1997 by each of the Named Executive Officers:

            AGGREGATED OPTION EXERCISES AND YEAR END OPTION VALUES

                                                    NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                                   UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS
                            SHARES                   OPTIONS AT YEAR-END         AT YEAR-END(2)
                           ACQUIRED      VALUE    ------------------------- -------------------------
          NAME            ON EXERCISE REALIZED(1) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----            ----------- ----------- ----------- ------------- ----------- -------------
Santanu Das.............    125,000   $1,056,250    128,581      48,919      $497,119      $78,331
John H. Haynes..........        --           --      25,000      45,000        28,000       50,400
Francisco A. Middleton..      7,000       33,110     25,436      17,389        84,858       20,346
Jitender Vij............      4,250       20,103     36,543      19,982       157,445       23,423
Michael F. Stauff.......      4,000       17,320     39,308      26,492       161,205       85,471

--------
(1) Calculated as the difference between the fair market value of the underlying securities at the exercise date of the underlying options and the aggregate exercise price.
(2) Value is based on the difference between the option exercise price and the fair market value of the Corporation's Common Stock on December 31, 1997, multiplied by the number of shares underlying the options.

  Employment Agreements and Severance Policy. None of the Named Executive Officers has a long-term employment agreement with the Corporation. The employment of each of the Named Executive Officers may be terminated by the Corporation at any time. To help retain the continued services of Dr. Das, the Company has entered into a Severance Agreement with Dr. Das, providing for a severance payment equal to his then-current annual base salary and the highest annual bonus paid to him over the preceding five years if the Corporation terminates his employment other than for cause or if Dr. Das resigns from his position due to a substantial reduction in his responsibility or authority. The Company has also entered into Executive Agreements with Dr. Das and each of the other Named Executive Officers, which provide for severance payments equal to, in the case of Dr. Das, his then-current annual base salary and the highest annual bonus paid to him over the previous five years; in the case of Mr. Stauff, fifty percent (50%) of his then-current annual base and fifty percent (50%) of the highest annual bonus paid to him over the preceding five years; and, in the case of each of the other Named Executive Officers, twenty-five percent (25%) of his then-current base and twenty-five percent (25%) of the highest annual bonus paid to each such Named Executive Officer over the preceding five years in the event of a termination without cause within 12 months of a change in control of the Company. In the event that Dr. Das is entitled to payments under both agreements, the maximum amount payable to him is equal to the payment required under one of the agreements.

Notwithstanding the foregoing, the Corporation's policy is to pay a severance payment of three months' base salary to any of the Named Executive Officers whose employment is terminated by the Corporation for any reason. Letters sent by the Corporation to Francisco Middleton and Michael Stauff offering them employment with the Corporation expressly contain this latter three months severance provision.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION AND OPTION REPRICING

  The Compensation Committee of the Board of Directors currently consists of Albert E. Paladino (Chairman), Steward S. Flaschen, Charles Lee and Erik H. van der Kaay, each of whom is an independent, non-employee director. The Compensation Committee reviews and evaluates the compensation and benefits of all executive officers of the Corporation, reviews general policy matters relating to compensation and benefits of employees of the Corporation, administers the Corporation's 1989 Stock Option Plan, Second Amended and Restated 1995 Stock Plan and 1995 Employee Stock Purchase Plan and makes recommendations concerning these matters to the Board of Directors for approval.

  The Corporation's executive compensation program established by the Compensation Committee is designed to provide levels of compensation in formats that assist the Corporation in attracting, motivating and retaining qualified executives by providing a competitive compensation package geared to individual and corporate performance. The Compensation Committee strives to establish performance criteria, evaluate performance and establish base salary, annual bonuses and long-term incentives for the Corporation's key decision makers based upon performance and designed to provide appropriate incentives for maximization of the Corporation's short- and long-term financial results for the benefit of the Corporation's stockholders.

  In order to meet its objectives, the Compensation Committee has chosen three basic components for the Corporation's executive compensation program to meet the Corporation's compensation philosophy. Base salaries, the fixed regular component of executive compensation, are based upon (i) base salary levels among a competitive peer group, (ii) the Corporation's past financial performance and future expectations, (iii) the general and industry-specific business environment, and (iv) individual performance. Annual bonuses, which are directly linked to the Corporation's yearly performance, are designed to provide additional cash compensation based on short-term performance of certain key employees. Stock option grants, under the long-term component of executive compensation, are designed to provide performance incentives to and reward executive officers and key employees for delivering value to the Corporation's stockholders over a longer, measurable period of time. Historically, the Corporation has used the grant of stock options that vest over some measurable period of time, currently four years, to accomplish this objective.

  Santanu Das is the Chairman of the Board of Directors, President and Chief Executive Officer of the Corporation. His fiscal 1997 performance was evaluated on the basis of the factors described above applicable to executive officers generally. His base salary was based on a number of factors, including the base salaries of executives performing similar functions for peer companies. The annual bonus and stock option grant components of his compensation, as well as his salary, reflect the Corporation's improved financial performance, the continued introduction and commercialization of new products and progress toward achieving business goals, as well as the achievement by Dr. Das of other non-financial goals. In assessing Dr. Das' performance for fiscal 1997, the Compensation Committee took into account the degree to which the financial and non-financial goals on which his compensation was based had been achieved.

  On May 30, 1997, the Compensation Committee discussed the impact of declines in the price of Company's Common Stock below the exercise price with respect to a substantial number of stock options granted to the Company's executive officers pursuant to the Corporation's Second Amended and Restated 1995 Stock Plan. The Compensation Committee believed that the disparity between the exercise price of the options and the then-current market price no longer provided a meaningful incentive to the executive officers. In accordance with its belief that stock option grants should provide performance incentives and reward executive officers for delivering value to the Corporation's stockholders over a longer, measurable period of time, the Compensation Committee recommended to the Board of Directors that it would be in the best interest of the Corporation and its stockholders to restore the incentives for executive officers to exert their best efforts on behalf of the Corporation by repricing the option exercise price of an aggregate of 457,550 options granted over approximately the past three prior years to all persons deemed to be executive officers of the Corporation at any time after the Corporation's initial public offering on June 14, 1995 to the then-current market price of $6.38 per share. Following approval of the Board of Directors, the repricing was effected by offering option holders new options in exchange for their old options. The new options have the same vesting periods as the old options; the vesting period does not restart as of the date of the repricing. All other terms and conditions of the new options likewise remain unchanged.

  Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally prevents publicly-held corporations from deducting, for federal income tax purposes, compensation (including compensation recognized by the executive as a result of exercising a non-qualified stock option) in excess of $1 million paid to certain executives, with certain exceptions. The Compensation Committee has considered these requirements and it is the Compensation Committee's present intention that, so long as it is consistent with its overall compensation objectives, substantially all executive compensation will be deductible for federal income tax purposes.

MEMBERS OF THE BOARD OF DIRECTORS:

  Santanu Das
  Steward S. Flaschen(1)
  David D. French
  Erik H. van der Kaay(1)
  Charles Lee(1)
  Ljubomir Micic
  Albert E. Paladino(2)
--------
(1) Member of the Compensation Committee.
(2) Chairman of the Compensation Committee.

OPTION REPRICING

  The following table sets forth information concerning the repricing of stock options held by persons who were deemed to be executive officers of the Corporation at any time after the Corporation's initial public offering on June 14, 1995, including (i) the date of the repricing, (ii) the number of shares subject to the repriced options, (iii) the market price at the time of repricing, (iv) the exercise price prior to repricing, (v) the new exercise price and (vi) the original option term remaining at the date of repricing.

                          TEN YEAR OPTION REPRICINGS

                                                                                         LENGTH OF
                                                                                          ORIGINAL
                                                                                        OPTION TERM
                                                   MARKET PRICE                         REMAINING AT
                                                   OF STOCK AT  EXERCISE PRICE            DATE OF
                                     NUMBER OF       TIME OF      AT TIME OF     NEW    REPRICING OR
                                  OPTIONS REPRICED REPRICING OR  REPRICING OR  EXERCISE OF AMENDMENT
          NAME             DATE    OR AMENDED (#)   AMENDMENT     AMENDMENT     PRICE     (YEARS)
          ----            ------- ---------------- ------------ -------------- -------- ------------
Santanu Das.............  5/30/97      30,000         $6.38         $ 9.13      $6.38          7
 Chairman of the Board
 of                       5/30/97      50,000          6.38          10.13       6.38          8
 Directors, President
  and                     5/30/97      30,000          6.38           9.13       6.38          9
 Chief Executive Officer
Michael F. Stauff.......  5/30/97      12,300          6.38          10.13       6.38          8
 Senior Vice President,   5/30/97      10,000          6.38           9.13       6.38          7
 Chief Financial Officer  5/30/97       7,500          6.38           6.50       6.38          9
 and Treasurer            5/30/97       5,000          6.38           9.13       6.38          8
William G. Bartholomay..  5/30/97      20,000          6.38           7.50       6.38          7
 Vice President,          5/30/97       2,000          6.38           9.13       6.38          7
 Product Definition       5/30/97       9,150          6.38          10.13       6.38          8
                          5/30/97      15,000          6.38           9.13       6.38          8
                          5/30/97       5,000          6.38           6.50       6.38          9
John H. Haynes..........  5/30/97      10,000          6.38           6.50       6.38         10
 Vice President, Sales    5/30/97      10,000          6.38           9.13       6.38          9
                          5/30/97      50,000          6.38          11.75       6.38          9
Michael C. McCoy........  5/30/97       5,000          6.38           9.13       6.38          7
 Vice President, Con-
  troller                 5/30/97      12,000          6.38          11.38       6.38          7
 and Corporate Secretary  5/30/97      11,550          6.38          10.13       6.38          8
                          5/30/97      10,000          6.38           9.13       6.38          8
                          5/30/97       7,500          6.38           6.50       6.38          8
Francisco A. Middleton..  5/30/97       3,000          6.38           9.13       6.38          7
 Vice President,          5/30/97      11,025          6.38          10.13       6.38          8
 Strategic Sales          5/30/97      12,000          6.38           9.13       6.38          8
                          5/30/97       7,000          6.38           6.50       6.38          9
Robert G. Pico..........  5/30/97       2,000          6.38           9.13       6.38          7
 Vice President,          5/30/97      12,000          6.38          10.13       6.38          8
 Business Development     5/30/97      10,000          6.38           9.13       6.38          8
                          5/30/97       5,000          6.38           6.50       6.38          9
Terrence S. Rogers......     --          --            --             --         --         --
 Vice President,
 Worldwide Sales
Kandaswamy Thangamuthu..  5/30/97      12,000          6.38          10.13       6.38          8
 Vice President,          5/30/97       8,000          6.38           9.13       6.38          8
 Operations               5/30/97       3,000          6.38           6.50       6.38          9
Daniel C. Upp...........  5/30/97       2,000          6.38           9.13       6.38          7
 Vice President,          5/30/97      12,000          6.38          10.13       6.38          8
 Technology Strategy      5/30/97      10,000          6.38           9.13       6.38          8
                          5/30/97      10,000          6.38           6.50       6.38          9
Jitender K. Vij.........  5/30/97       3,000          6.38           9.13       6.38          7
 Vice President,          5/30/97      11,025          6.38          10.13       6.38          8
 Systems Engineering      5/30/97      15,000          6.38           9.13       6.38          8
                          5/30/97       7,500          6.38           6.50       6.38          9

COMPENSATION OF DIRECTORS

  Directors who are not employees of the Corporation receive a stipend of $10,000 per year, payable quarterly, and a participation fee of $1,000 for each meeting of the Board of Directors attended and for each committee meeting attended, unless the committee meeting is held on the same date as a meeting of the Board of Directors. Likewise, each non-employee director receives a participation fee of $1,000 for each meeting of the Board of Directors of any subsidiary of the Corporation or any of its committees attended, unless the committee meeting is held on the same day as a meeting of the Board of Directors. No employee of the Corporation receives separate compensation for services rendered as a director. All directors are reimbursed for expenses in connection with attending Board and committee meetings.

  Each non-employee director of the Corporation is also entitled to participate in the Corporation's 1995 Non-Employee Director Stock Option Plan. See "Item 3: Proposals to Amend the 1995 Non-Employee Director Stock Option Plan."

  Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally prevents publicly-held corporations from deducting, for federal income tax purposes, compensation (including compensation recognized by the executive as a result of exercising a non-qualified stock option) in excess of $1 million paid to certain executives, with certain exceptions. The Compensation Committee has considered these requirements and it is the Compensation Committee's present intention that, so long as it is consistent with its overall compensation objectives, substantially all executive compensation will be deductible for federal income tax purposes.

  The Corporation has purchased directors' and officers' liability insurance from General Star Indemnity and Zurich Insurance covering all of the Corporation's directors and executive officers. The aggregate premium for this insurance policy in 1997 was $166,250.

                            STOCK PERFORMANCE GRAPH

  The following performance graph compares the percentage change in the cumulative total stockholder return on the Corporation's Common Stock during the period from the Corporation's initial public offering on June 14, 1995 through December 31, 1997, with the cumulative total return on (i) a group consisting of 40 corporations in the Corporation's Standard Industrial Classification (SIC) Code 3674--Semiconductors and Related Devices (the "SIC Code 3674 Index"), and (ii) the Nasdaq Composite Index (Total Return) (the "Nasdaq Composite Index"). The comparison assumes $100 was invested on June 14, 1995 in the Corporation's Common Stock, the SIC Code 3674 Index, The Peer Group and the Nasdaq Composite Index and assumes reinvestment of dividends, if any.

       COMPARISON OF FIVE YEAR* CUMULATIVE TOTAL RETURN AMONG TRANSWITCH
             CORPORATION, THE SIC CODE 3674 INDEX, THE PEER GROUP
                          AND THE NASDAQ MARKET INDEX


                         JUNE 14, 1995 DECEMBER 31, 1995 DECEMBER 31, 1996 DECEMBER 31, 1997
                              (%)              (%)               (%)               (%)
                         ------------- ----------------- ----------------- -----------------
TranSwitch Corporation
 Common Stock...........    100.00          121.92             57.53             82.19
SIC Code 3674 Index.....    100.00          100.77            162.23            169.06
Nasdaq Market Index.....    100.00          116.80            145.15            177.55

--------
 * Prior to June 14, 1995, the Corporation's Common Stock was not publicly traded. Comparative data is provided only for the period from that date through December 31, 1997.

                 SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's directors, executive officers and holders of more than 10% of the Corporation's Common Stock (collectively, "Reporting Persons") to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock of the Corporation. Such persons are required by regulations of the SEC to furnish the Corporation with copies of all such filings. Based on its review of the copies of such filings received by it with respect to fiscal 1997 and written representations from certain Reporting Persons, the Corporation believes that all Reporting Persons complied with all Section 16(a) filing requirements in 1997 except as noted below. Mr. Erik H. van der Kaay filed an amended Form 3 reporting one transaction that was omitted from the originally filed Form 3 and filed a Form 5 reporting one transaction that was not reported in a timely manner.

                  THIRD AMENDED AND RESTATED 1995 STOCK PLAN

  At the Annual Meeting, the stockholders will be requested to approve and ratify the Corporation's Third Amended and Restated 1995 Stock Plan (the "Third 1995 Stock Plan"), with a total of 3,500,000 Shares of Common Stock available for issuance thereunder. The Corporation's Third 1995 Stock Plan was adopted by the Board of Directors on March 5, 1998. The terms of the Third 1995 Stock Plan are the same as the terms of the Corporation's Second Amended and Restated 1995 Stock Plan (the "Second 1995 Stock Plan"), except that the Third 1995 Stock Plan provides for the issuance of a maximum of 3,500,000 shares of Common Stock and the Second 1995 Stock Plan provides for the issuance of a maximum of 2,469,019 shares of Common Stock available for issuance thereunder. (See "Proposal to Approve and Ratify the Third Amended and Restated 1995 Stock Plan.") A summary of the Third 1995 Stock Plan is set forth below.

THE THIRD 1995 STOCK PLAN

  The Third 1995 Stock Plan was adopted by the Board of Directors on March 5, 1998, and will become effective upon approval by the stockholders at the Annual Meeting. The Third 1995 Stock Plan will provide for the issuance of a maximum of 3,500,000 shares of Common Stock pursuant to the grant to employees of Incentive Stock Options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the grant of Non-Qualified Stock Options (the "NQSOs"), stock awards ("Awards") or opportunities to make direct purchases of stock in the Corporation ("Purchases") to employees, consultants, directors and executive officers of the Corporation. (In comparison, the Second 1995 Stock Plan provides for the issuance of a maximum of 2,469,019 shares of Common Stock.) As of the Record Date, [100] employees (including directors who are also employees of the Corporation and executive officers), [6] consultants and [5] non-employee directors are eligible to participate in the Second 1995 Stock Plan. The same number of persons are expected to be eligible to participate in the Third 1995 Stock Plan.

  The Third 1995 Stock Plan will be administered by the Compensation Committee of the Board of Directors. Subject to the provisions of the Third 1995 Stock Plan and to the approval of the full Board of Directors, the Compensation Committee will have the authority to select the optionees and determine the terms of the options granted, including: (i) the number of shares subject to each option, (ii) when the option becomes exercisable, (iii) the exercise price of the option, (iv) the duration of the option and (v) the time, manner and form of payment upon exercise of an option. The Compensation Committee will determine the exercise price per share for NQSOs, Awards and Purchases under the Third 1995 Stock Plan, so long as such exercise price is no less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Corporation may be organized. The exercise price per share for each ISO to be granted under the Third 1995 Stock Plan may not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, the price per share for such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. An option is not transferable by the option holder except by will or by the laws of descent and distribution. Each option will expire on the date specified by the Compensation Committee, but not more than
(i) ten years from the date of grant in the case of options generally and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation. Generally, no ISO may be exercised more than three months following termination of employment. However, in the event that termination is due to death or disability, the option is exercisable for a maximum of 180 days after such termination. All options outstanding under the Second 1995 Stock Plan will continue to be outstanding, under the same terms, under the Third 1995 Stock Plan.

  On the Record Date, the market price, as reported by the Nasdaq National Market, of Common Stock, the class of stock underlying all options, awards and purchases subject to the Second 1995 Stock Plan and that will underlie all options, awards and purchases subject to the Third 1995 Stock Plan, was $12.00 per share. As of the Record Date, options to purchase 2,343,846 shares of Common Stock at a weighted average exercise price of $7.17 per share were outstanding under the Second 1995 Stock Plan.


                                                    NUMBER OF SHARES UNDERLYING
                                                     OPTIONS GRANTED UNDER THE
                                                     SECOND 1995 STOCK PLAN AS
                 NAME AND POSITION                      OF THE RECORD DATE
                 -----------------                  ---------------------------
Santanu Das........................................            220,500
 Chairman of the Board of Directors,
 President and Chief Executive Officer
Michael F. Stauff..................................             80,050
 Senior Vice President, Chief Financial Officer and
  Treasurer
Terrence S. Rogers.................................             75,000
 Vice President, Worldwide Sales
All current executive officers as a group (3 per-
 sons).............................................            375,550
All current directors who are not executive
 officers as a group
 (6 persons).......................................             30,000
All employees who are not executive officers as a
 group.............................................          1,938,296

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

  THE FOLLOWING DISCUSSION OF UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS, AWARDS AND PURCHASES GRANTED UNDER THE PROPOSED THIRD 1995 STOCK PLAN IS BASED UPON THE PROVISIONS OF THE CODE AS IN EFFECT ON THE DATE OF THIS PROXY STATEMENT, CURRENT REGULATIONS, AND EXISTING ADMINISTRATIVE RULINGS OF THE INTERNAL REVENUE SERVICE. IT IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF ALL OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THESE PLANS OR OF THE REQUIREMENTS THAT MUST BE MET IN ORDER TO QUALIFY FOR THE DESCRIBED TAX TREATMENT. IN ADDITION THERE MAY BE FOREIGN, STATE, AND LOCAL TAX CONSEQUENCES THAT ARE NOT DISCUSSED HEREIN.

  The following general rules will be applicable under current United States federal income tax law to ISOs granted under the Third 1995 Stock Plan:

    1. In general, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of the ISO, and the Corporation is not entitled to a federal income tax deduction upon either the grant or exercise of an ISO.

    2. If shares acquired upon exercise of an ISO are not disposed of within
  (i) two years following the date the ISO was granted or (ii) one year following the date the shares are issued to the optionee pursuant to the ISO exercise (the "Holding Periods"), the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as capital gain or loss to the optionee.

    3. If shares acquired upon exercise of an ISO are disposed of and the optionee does not satisfy the requisite Holding Periods (a "Disqualifying Disposition"), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition, will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

    4. In any year that an optionee recognizes ordinary income on a Disqualifying Disposition of stock acquired by exercising an ISO, the Corporation generally will be entitled to a corresponding deduction for federal income tax purposes.

    5. Any excess of the amount realized by the optionee as the result of a Disqualifying Disposition over the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules will be treated as capital gain.

    6. Capital gain or loss recognized by an optionee on a disposition of shares will be long-term capital gain or loss if the optionee's holding period for the shares exceeds 18 months.

    7. An optionee may be entitled to exercise an ISO by delivering shares of the Corporation's Common Stock to the Corporation in payment of the exercise price, if the optionee's ISO agreement so provides. If an optionee exercises an ISO in such fashion, special rules will apply.

    8. In addition to the tax consequences described above, the exercise of ISOs may result in a further "alternative minimum tax" under the Code. The Code provides that an "alternative minimum tax" (at a maximum rate of 28%) will be applied against a taxable base which is equal to "alternative minimum taxable income," reduced by a statutory exemption. In general, the amount by which the value of the Common Stock received upon exercise of the ISO exceeds the exercise price is included in the optionee's alternative minimum taxable income. A taxpayer is required to pay the higher of his regular tax liability or the alternative minimum tax. A taxpayer who pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

    9. Special rules apply if the Common Stock acquired through the exercise of an ISO is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

  The following general rules are applicable under current federal income tax law to NQSOs to be granted under the Third 1995 Stock Plan.

    1. The optionee generally does not recognize any taxable income upon the grant of a NQSO, and the Corporation is not entitled to a federal income tax deduction by reason of such grant.

    2. The optionee generally will recognize ordinary compensation income at the time of exercise of the NQSO in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. The Corporation may be required to withhold income tax on this amount.

    3. When the optionee sells the shares acquired through the exercise of a NQSO, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the stock (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee's holding period for the shares exceeds 18 months, such gain or loss will be a long-term capital gain or loss.

    4. The Corporation generally should be entitled to a federal income tax deduction when ordinary income is recognized by the optionee pursuant to the exercise of a NQSO.

    5. An optionee may be entitled to exercise a NQSO by delivering shares of the Corporation's Common Stock to the Corporation in payment of the exercise price. If an optionee exercises a NQSO in such fashion, special rules will apply.

    6. Special rules apply if the Common Stock acquired through the exercise of a NQSO is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

  The following general rules are applicable under current federal income tax law to the grant of Awards and Purchases under the Third 1995 Stock Plan:

  Under current federal income tax law, persons receiving Common Stock pursuant to an award of Common Stock ("Award") or a grant of an opportunity to purchase Common Stock ("Purchase") generally recognize ordinary income equal to the fair market value of the shares received, reduced by any purchase price paid. The Corporation generally will be entitled to a corresponding federal income tax deduction. When such stock is sold, the seller generally will recognize capital gain or loss. Special rules apply if the stock acquired is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

                 1995 NON-EMPLOYEE DIRECTOR STOCK OPTIONS PLAN

  At the Annual Meeting, the stockholders will be requested to consider and approve the Amendment to the Corporation's 1995 Non-Employee Director Stock Option Plan (the "Non-Employee Director Plan") to (a) increase the number of shares of Common Stock available for issuance thereunder by 100,000 shares, to a total of 250,000 shares available for issuance thereunder, and (b) amend section 4(b) of the Non-Employee Director Plan to increase the annual options granted thereunder to each non-employee director from an option to purchase 7,500 shares of Common Stock on each one-year anniversary of the date that he or she is first elected to the Board of Directors, to an option to purchase 9,600 shares of Common Stock on each one-year anniversary of the date that he or she is first elected to the Board of directors.

THE NON-EMPLOYEE DIRECTOR PLAN

  The Non-Employee Director Plan was adopted by the Board of Directors on April 11, 1995, approved by the stockholders on April 19, 1995 and became effective on June 12, 1995. Should item No. 3 receive the approval of the stockholders, the Non-Employee Director Plan will provide that the aggregate number of shares available for issuance thereunder to directors who are not employees or officers of the Corporation (each a "Non-Employee Director") shall increase from 150,000 shares to 250,000 shares of Common Stock. As of the date hereof, Steward S. Flaschen, David D. French, Erik H. van der Kaay, Charles Lee, Ljubomir Micic and Albert E. Paladino are Non-Employee Directors and, thus, eligible to participate in the Non-Employee Director Plan.

  The Non-Employee Director Plan is currently administered by the Compensation Committee of the Board of Directors, subject to the terms of the Non-Employee Director Plan and approval by the Board of Directors. Under the Non-Employee Director Plan, each Non-Employee Director receives upon the date of his or her initial election as a director an option to purchase 12,500 shares of Common Stock, which option is one-third vested on the date of grant and vests as to an additional one-third on each of the first and second anniversaries of the date of grant. In addition, should Item No. 3 receive the approval of the stockholders, the option granted to each Non-Employee Director pursuant to the Non-Employee Director Plan on each one-year anniversary date that such director is first elected shall be increased from 7,500 shares of Common Stock to 9,600 shares of Common Stock, vesting in full on the first anniversary of the date of grant. All options granted under the Non-Employee Director Plan have an exercise price equal to the fair market value of the Common Stock on the date of grant. The term of each option is for a period of five years from the date of grant. Options may not be assigned or transferred except by will, by the laws of descent and distribution or pursuant to a valid domestic relations order and are exercisable to the extent vested only while the optionee is serving as a director of the Corporation or within 90 days after the optionee ceases to serve as a director of the Corporation (except that if a director dies or becomes disabled while he or she is serving as a director of the Corporation, the option automatically becomes fully vested and is exercisable until the scheduled expiration date of the Option).

  On the Record Date, the market price, as reported by the Nasdaq National Market, of Common Stock, the class of stock underlying all options, awards and purchases subject to the Non-Employee Director Plan, was $12.00 per share. As of the Record Date, options to purchase 110,000 shares of Common Stock at a weighted average exercise price of $10.58 per share were outstanding under the Non-Employee Director Plan.

                         NUMBER OF SHARES UNDERLYING
                          OPTIONS GRANTED UNDER THE
                         NON-EMPLOYEE DIRECTOR PLAN
NON-EMPLOYEE DIRECTOR       AS OF THE RECORD DATE
---------------------    ---------------------------
Steward S. Flaschen.....            15,000
David D. French.........                 0(1)
Erik H. van der Kaay....            12,500
Charles Lee.............            15,000
Ljubomir Micic..........            22,500
Albert E. Paladino......            15,000
All Non-Employee Direc-
 tors as a group (6)
 persons................            80,000

(1) Mr. French became a member of the Board of Directors on April 14, 1998 and received a grant of 12,500 shares underlying options as of that date.

                                                    NUMBER OF SHARES UNDERLYING
                                                       OPTIONS TO BE GRANTED
NAME AND POSITION                                           ANNUALLY(1)
-----------------                                   ---------------------------
Santanu Das........................................                0(2)
 President and Chief Executive Officer
Michael F. Stauff .................................                0(2)
 Senior Vice President, Chief Financial Officer and
  Treasurer
Terrence S. Rogers.................................                0(2)
 Vice President, Worldwide Sales
All current executive officers as a group (3
 persons)..........................................                0(3)
All current directors who are not executive
 officers as a group
 (6 persons).......................................           57,600(4)
All employees who are not executive officers as a
 group.............................................                0(5)

--------
(1) Provided that Item No. 3 is approved by the stockholders.
(2) Dr. Das and Messrs. Stauff and Rogers are not eligible to participate in the Non-Employee Director Plan.
(3) Officers of the Corporation are not eligible to participate in the Non-Employee Director Plan.
(4) Consists of options to purchase 9,600 shares of Common Stock awarded to each Non-Employee Director on each one-year anniversary of the date he or she is first elected to the Board of Directors. Does not include options to purchase 12,500 shares awarded to each Non-Employee Director upon the date of his or her initial election as a director.
(5) Employees of the Corporation are not eligible to participate in the Non-Employee Director Plan.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

  THE FOLLOWING DISCUSSION OF UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS, AWARDS AND PURCHASES GRANTED UNDER THE NON-EMPLOYEE DIRECTOR PLAN IS BASED UPON THE PROVISIONS OF THE CODE AS IN EFFECT ON THE DATE OF THIS PROXY STATEMENT, CURRENT REGULATIONS, AND EXISTING ADMINISTRATIVE RULINGS OF THE INTERNAL REVENUE SERVICE. IT IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF ALL OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THESE PLANS OR OF THE REQUIREMENTS THAT MUST BE MET IN ORDER TO QUALIFY FOR THE DESCRIBED TAX TREATMENT. IN ADDITION THERE MAY BE FOREIGN, STATE, AND LOCAL TAX CONSEQUENCES THAT ARE NOT DISCUSSED HEREIN.

  The following general rules are applicable under current federal income tax law to NQSOs, which are the only options that may be granted under the Non-Employee Director Plan.

    1. The optionee generally does not recognize any taxable income upon the grant of a NQSO, and the Corporation is not entitled to a federal income tax deduction by reason of such grant.

    2. The optionee generally will recognize ordinary compensation income at the time of exercise of the NQSO in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. The Corporation may be required to withhold income tax on this amount.

    3. When the optionee sells the shares acquired through the exercise of a NQSO, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the stock (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee's holding period for the shares exceeds 18 months, such gain or loss will be a long-term capital gain or loss.

    4. The Corporation generally should be entitled to a federal income tax deduction when ordinary income is recognized by the optionee pursuant to the exercise of a NQSO.

    5. An optionee may be entitled to exercise a NQSO by delivering shares of the Corporation's Common Stock to the Corporation in payment of the exercise price. If an optionee exercises a NQSO in such fashion, special rules will apply.

    6. Special rules apply if the Common Stock acquired through the exercise of a NQSO is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

       PROPOSALS FOR CONSIDERATION AT THE ANNUAL MEETING OF STOCKHOLDERS

ITEM NO. 1:

                  PROPOSAL RELATING TO ELECTION OF DIRECTORS

  The Board of Directors of the Corporation has nominated seven persons for election as directors of the Corporation at the Annual Meeting (the "Nominees"). All of the Nominees are currently members of the Corporation's Board of Directors. The Nominees and the year they first joined the Board of Directors are:

           NOMINEE                                      YEAR FIRST JOINED BOARD
           -------                                      -----------------------
     Santanu Das.......................................          1988
     David D. French...................................          1998
     Steward S. Flaschen...............................          1988
     Erik H. van der Kaay..............................          1997
     Charles Lee.......................................          1989
     Ljubomir Micic....................................          1994
     Albert E. Paladino................................          1988

       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION
                OF THE NOMINEES AS DIRECTORS OF THE CORPORATION

  The directors of the Corporation are elected annually and hold office until the next annual meeting of stockholders and until their successors have been elected and qualified or until their earlier death, resignation or removal. Shares represented by all proxies received by the Board of Directors and not marked so as to withhold authority to vote for any individual Nominee or for all Nominees will be voted (unless one or more Nominees are unwilling or unable to serve) FOR the election of the Nominees. The Board of Directors knows of no reason why any Nominee should be unwilling or unable to serve, but if such should be the case, proxies will be voted for the election of another person or the Board of Directors may vote to fix the number of directors at a lesser number. A plurality of the votes cast by the stockholders present or represented by proxy and entitled to vote at the Annual Meeting is required for the elections of directors. (See "Voting Procedures.")

ITEM NO. 2:

             PROPOSAL TO APPROVE AND RATIFY THE THIRD AMENDED AND
                           RESTATED 1995 STOCK PLAN

  The Corporation's Third Amended and Restated 1995 Stock Plan (the "Third 1995 Stock Plan") was adopted by the Board of Directors on March 5, 1998. The terms of the Third 1995 Stock Plan are the same as the terms of the Corporation's Second Amended and Restated 1995 Stock Plan (the "Second 1995 Stock Plan"), except that the Third 1995 Stock Plan provides for the issuance of a maximum of 3,500,000 shares of Common Stock and the Second 1995 Stock Plan provides for the issuance of a maximum of 2,469,019 shares of Common Stock available for issuance thereunder.

  The stockholders will be requested at the Annual Meeting to approve and ratify the Third 1995 Stock Plan, with a total of 3,500,000 shares of Common Stock available for issuance thereunder. The Board of Directors believes that the Corporation's ability to continue to attract and retain qualified employment candidates is in large part dependent upon the Corporation's ability to provide such employment candidates long-term, equity-based incentives in the form of stock options as part of their compensation. As of the Record Date, 278,778 shares of Common Stock remained available for issuance under the Second 1995 Stock Plan. The Board of Directors believes that the remaining shares available for issuance under the Second 1995 Stock Plan are insufficient for such purposes, and that the adoption of the Third 1995 Stock Plan, which provides for 1,030,981 additional shares available for issuance, is therefore necessary. A majority of the votes cast by the stockholders present or represented by proxy and entitled to vote at the Annual Meeting is required to approve and ratify the Third 1995 Stock Plan.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
       A VOTE FOR APPROVAL AND RATIFICATION OF THE THIRD 1995 STOCK PLAN

ITEM NO. 3:

      PROPOSALS TO AMEND THE 1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

  The Corporation's 1995 Non-Employee Director Stock Option Plan (the "Non-Employee Director Plan") was adopted by the Board of Directors on April 11, 1995 and approved by the stockholders of the Corporation on April 19, 1995. On March 5, 1998, the Board of Directors approved, subject to stockholder approval at the Annual Meeting, an amendment to the Stock Plan to (a) increase the number of shares of Common Stock available for issuance thereunder by 100,000 shares, for a total of 250,000 shares available for issuance thereunder, and (b) amend Section 4(b) of the Non-Employee Director Plan to increase the annual options granted to each non-employee director then serving from an option to purchase 7,500 shares of Common Stock on each one-year anniversary of the date he or she is first elected to the Board of Directors to an option to purchase 9,600 shares of Common Stock on each one-year anniversary of the date he or she is first elected to the Board of Directors.

  The stockholders will be requested at the Annual Meeting to approve the proposed amendments to the Non-Employee Director Plan set forth above. The Board of Directors believes that the Corporation's ability to attract and retain highly qualified individuals who are not employees or officers of the Corporation to serve on Board of Directors also depends in large part upon the Corporation's ability to provide such individuals long-term, equity-based incentives in the form of stock options as part of their compensation. As of the Record Date, 25,000 shares of Common Stock remained available for issuance under the Non-Employee Director Plan. The Board of Directors believes that the remaining shares available for issuance under the Non-Employee Director Plan are insufficient for such purposes. Moreover, the Board of Directors believes that an in increase in the number of shares that a director may purchase under the Non-Employee Director Plan is necessary to achieve such purposes. A majority of the votes cast by the holders of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the proposed amendments to the Non-Employee Director Plan.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
            A VOTE FOR AMENDMENT OF THE NON-EMPLOYEE DIRECTOR PLAN

ITEM NO. 4:

                     RATIFICATION OF SELECTION OF AUDITORS

  The Board of Directors, upon the recommendation of the Audit Committee, has selected the firm of KPMG Peat Marwick LLP, independent certified public accountants, to serve as auditors for the fiscal year ending December 31, 1998. KPMG Peat Marwick LLP has served as the Corporation's auditors since fiscal year 1993. It is expected that a member of KPMG Peat Marwick LLP will be present at the Annual Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
         A VOTE FOR RATIFICATION OF KPMG PEAT MARWICK LLP AS AUDITORS

                               VOTING PROCEDURES

  The presence, in person or by proxy, of at least a majority of the outstanding shares of capital stock entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker or other nominee does not have discretionary voting power and has not received instructions from the beneficial owner. In the election of directors, the nominee receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the meeting shall be elected as director. On all other matters being submitted to stockholders of this meeting, the affirmative majority vote of the shares present, in person or represented by proxy, and voting on that matter is required for approval. An automated system administered by the Corporation's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Shares voted to abstain, since they are not affirmative votes for this matter, will have the same affect as votes against the matter. Shares subject to broker "non-votes" are not considered to have been voted for the particular matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

                             STOCKHOLDER PROPOSALS

  Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next annual meeting of stockholders of the Corporation must be received at the Corporation's principal executive offices not later than December 21, 1998. In order to curtail controversy as to the date on which a proposal was received by the Corporation, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested.

                           EXPENSES AND SOLICITATION

  The cost of solicitation of proxies will be borne by the Corporation, and in addition to soliciting stockholders by mail through its regular employees, the Corporation may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Corporation registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Corporation may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation. The Corporation has retained MacKenzie Partners, Inc., New York, New York, to assist in the solicitation of proxies at a cost estimated not to exceed $7,500, plus reimbursement of out-of-pocket expenses.

                           TRANSWITCH CORPORATION

                         THIRD AMENDED AND RESTATED
                               1995 STOCK PLAN
                               ---------------


     1.  PURPOSE. The purpose of the TranSwitch Corporation Third Amended and
         -------
Restated 1995 Stock Plan (the "Plan") is to encourage key employees of TranSwitch Corporation (the "Company") and of any present or future parent or subsidiary of the Company (collectively, "Related Corporations") and other individuals who render services to the Company or a Related Corporation, by providing opportunities to participate in the ownership of the Company and its future growth through (a) the grant of options which qualify as "incentive stock options" ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) the grant of options which do not qualify as ISOs ("Non-Qualified Options"); (c) awards of stock in the Company ("Awards"); and
(d) opportunities to make direct purchases of stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in Section 424 of the Code.

     2.  ADMINISTRATION OF THE PLAN.
         ---------------------------

         A.  BOARD OR COMMITTEE ADMINISTRATION.  The Plan shall be administered
             ---------------------------------
by the Board of Directors of the Company (the "Board") or by a committee appointed by the Board (the "Committee"); provided that the Plan shall be administered: (i) to the extent required by applicable regulations under Section 162(m) of the Code, by two or more "outside directors" (as defined in applicable regulations thereunder) and (ii) to the extent required by Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or any successor provision ("Rule 16b-3"), by a disinterested administrator or administrators within the meaning of Rule 16b-3. Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine to whom (from among the class of employees eligible under paragraph 3 to receive ISOs) ISOs shall be granted, and to whom (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards shall be granted or Purchases made; (iii) determine the purchase price of shares subject to each Option or Purchase, which prices shall not be less than the minimum price specified in paragraph 6; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) extend the period during which outstanding Options may be exercised; (vii) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (viii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

     B.  COMMITTEE ACTIONS.  The Committee may select one of its members as its
         -----------------
chairman, and shall hold meetings at such time and places as it may determine.
A majority of the Committee shall constitute a quorum and acts of a majority of the members of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee (if consistent with applicable state law), shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

     C.  GRANT OF STOCK RIGHTS TO BOARD MEMBERS.  Subject to the provisions of
         --------------------------------------
the first sentence of paragraph 2(A) above, if applicable, Stock Rights may be granted to members of the Board. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Consistent with the provisions of the first sentence of Paragraph 2(A) above, members of the Board who either
(i) are eligible to receive grants of Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself or herself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to such member of Stock Rights.

     3.  ELIGIBLE EMPLOYEES AND OTHERS.  ISOs may be granted only to employees
         -----------------------------
of the Company or any Related Corporation. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any employee, officer or director (whether or not also an employee) or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant a Stock Right. The granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify such individual or entity from, participation in any other grant of Stock Rights.

     4.  STOCK.  The stock subject to Stock Rights shall be authorized but
         -----
unissued shares of Common Stock of the Company, par value $.001 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 3,500,000, subject to adjustment as provided in paragraph 13. If any Stock Right granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the shares of Common Stock subject to such Stock Right shall again be available for grants of Stock Rights under the Plan.

     No employee of the Company or any Related Corporation may be granted Options to acquire, in the aggregate, more than 400,000 of shares of Common Stock under the Plan. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the shares subject to such Option shall be included in the determination of the aggregate number of shares of Common Stock deemed to have been granted to such employee under the Plan.

     5.  GRANTING OF STOCK RIGHTS.  Stock Rights may be granted under the Plan
         ------------------------
at any time on or after April 11, 1995 and prior to April 11, 2005. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. Options granted under the Plan are intended to qualify as performance-based compensation to the extent required under Proposed Treasury Regulation
Section 1.162-27.

     6.  MINIMUM OPTION PRICE; ISO LIMITATIONS.
         -------------------------------------

         A.  PRICE FOR NON-QUALIFIED OPTIONS, AWARDS AND PURCHASES.  The
             -----------------------------------------------------
exercise price per share specified in the agreement relating to each Non-Qualified Option granted, and the purchase price per share of stock granted in any Award or authorized as a Purchase, under the Plan shall in no event be less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Company or its successors in interest may be organized. Non-Qualified Options granted under the Plan, with an exercise price less than the fair market value per share of Common Stock on the date of grant, and Awards and Purchases under the Plan with a purchase price per share less than the fair market value per share of Common Stock on the date of grant or authorization, as applicable, are intended to qualify as performance-based compensation under Section 162(m) of the Code and any applicable regulations thereunder. Any such Non-Qualified Options granted under the Plan or Awards made or Purchases authorized under the Plan shall be exercisable or issued, as the case may be, only upon the attainment of a pre-established, objective performance goal established by the Committee. If the Committee grants Non-Qualified Options with an exercise price less than the fair market value per share of Common Stock on the date of grant, or makes Awards or authorizes Purchases under the Plan with a purchase price per share less than the fair market value per share of Common Stock on the date of grant or authorization, as applicable, such grant or authorization will be submitted for, and will be contingent upon, shareholder approval.

         B.  PRICE FOR ISOS.  The exercise price per share specified in the
             --------------
agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. For purposes of determining stock ownership under this paragraph, the rules of
Section 424(d) of the Code shall apply.

         C.  $100,000 ANNUAL LIMITATION ON ISO VESTING.  Each eligible
             -----------------------------------------
employee may be granted Options treated as ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, ISOs do not become exercisable for the first time by such employee during any calendar year with respect to stock having a fair market value (determined at the time the ISOs were granted) in excess of $100,000. The Company intends to designate any Options granted in excess of such limitation as Non-Qualified Options.

         D.  DETERMINATION OF FAIR MARKET VALUE.  If, at the time an Option is
             ----------------------------------
granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the date of grant or, if the prices or quotes discussed in this sentence are unavailable for such date, the last business day for which such prices or quotes are available prior to the date of grant and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market. If the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall mean the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     7.  OPTION DURATION.  Subject to earlier termination as provided in
         ---------------
paragraphs 9 and 10 or in the agreement relating to such Option, each Option shall expire on the date specified by the Committee, but not more than (i) ten years from the date of grant in the case of Options generally and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, as determined under paragraph 6(B). Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

     8.  EXERCISE OF OPTION.  Subject to the provisions of paragraphs 9 through
         ------------------
12, each Option granted under the Plan shall be exercisable as follows:

         A.  VESTING.  The Option shall either be fully exercisable on the
             -------
date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

         B.  FULL VESTING OF INSTALLMENTS.  Once an installment becomes
             ----------------------------
exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

         C.  PARTIAL EXERCISE.  Each Option or installment may be exercised at
             ----------------
any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

         D.  ACCELERATION OF VESTING.  The Committee shall have the right to
             -----------------------
accelerate the date that any installment of any Option becomes exercisable; provided that the Committee shall not, without the consent of an optionee, accelerate the permitted exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(C).

     9.  TERMINATION OF EMPLOYMENT.  Unless otherwise specified in the agreement
         -------------------------
relating to such ISO, if an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his or her ISOs shall become exercisable, and his or her ISOs shall terminate on the earlier of (a) ninety
(90) days after the date of termination of his or her employment, or (b) their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. For purposes of this paragraph 9, employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under this paragraph 9, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

     10.  DEATH; DISABILITY.
          -----------------

          A.  DEATH.  If an ISO optionee ceases to be employed by the Company
              -----
and all Related Corporations by reason of his or her death, any ISO owned by such optionee may be exercised, to the extent otherwise exercisable on the date of death, by the estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, until the earlier of
(i) the specified expiration date of the ISO or (ii) 180 days from the date of the optionee's death.

          B.  DISABILITY.  If an ISO optionee ceases to be employed by the
              ----------
Company and all Related Corporations by reason of his or her disability, such optionee shall have the right to exercise any ISO held by him or her on the date of termination of employment, for the number of shares for which he or she could have exercised it on that date, until the earlier of (i) the specified expiration date of the ISO or (ii) 180 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or any successor statute.

     11.  ASSIGNABILITY.  No Stock Right shall be assignable or transferable by
          -------------
the grantee except by will, by the laws of descent and distribution or, in the case of Non-Qualified Options only, pursuant to a valid domestic relations order. Except as set forth in the previous sentence, during the lifetime of a grantee each Stock Right shall be exercisable only by such grantee.

     12.  TERMS AND CONDITIONS OF OPTIONS.  Options shall be evidenced by
          -------------------------------
instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may specify that any Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

     13.  ADJUSTMENTS.  Upon the occurrence of any of the following events, an
          -----------
optionee's rights with respect to Options granted to such optionee hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

     A.  STOCK DIVIDENDS AND STOCK SPLITS.  If the shares of Common Stock shall
         --------------------------------
be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

     B.  CONSOLIDATIONS OR MERGERS.  If the Company is to be consolidated with
         -------------------------
or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving corporation or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such Options immediately preceding the Acquisition; or (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

     C.  RECAPITALIZATION OR REORGANIZATION.  In the event of a recapitalization
         ----------------------------------
or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Option prior to such recapitalization or reorganization.

     D.  MODIFICATION OF ISOS.  Notwithstanding the foregoing, any adjustments
         --------------------
made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs or would cause adverse tax consequences to the holders, it may refrain from making such adjustments.

     E.  DISSOLUTION OR LIQUIDATION.  In the event of the proposed dissolution
         --------------------------
or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

     F.  ISSUANCES OF SECURITIES.  Except as expressly provided herein, no
         -----------------------
issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

          G.  FRACTIONAL SHARES.  No fractional shares shall be issued under
              -----------------
the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

          H.  ADJUSTMENTS.  Upon the happening of any of the events described in
              -----------
subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

     14.  MEANS OF EXERCISING OPTIONS.  An Option (or any part or installment
          ---------------------------
thereof) shall be exercised by giving written notice to the Company at its principal office address, or to such transfer agent as the Company shall designate. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, (d) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise, or (e) at the discretion of the Committee, by any combination of (a), (b), (c) and (d) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), (d) or
(e) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by such Option until the date of issuance of a stock certificate to such holder for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

     15.  TERM AND AMENDMENT OF PLAN.  This Plan was adopted by the Board on
          --------------------------
April 11, 1995, subject, with respect to the validation of ISOs granted under the Plan, to approval of the Plan by the stockholders of the Company at the next Meeting of Stockholders or, in lieu thereof, by written consent. If the approval of stockholders is not obtained prior to April 11, 1996, any grants of ISOs under the Plan made prior to that date will be rescinded. The Plan shall expire at the end of the day on April 10, 2005 (except as to Options outstanding on that date). Subject to the provisions of paragraph 5 above, Options may be granted under the Plan prior to the date of stockholder approval of the Plan. The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions:
(a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 13); (b) the benefits accruing to participants under the Plan may not be materially increased; (c) the requirements as to eligibility for participation in the Plan may not be materially modified; (d) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified; (e) the provisions of paragraph 6(B) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 13); (f) the expiration date of the Plan may not be extended; and (g) the Board may not take any action which would cause the Plan to fail to comply with Rule 16b-3. Except as otherwise provided in this paragraph 15, in no event may action of the Board or stockholders alter or impair the rights of a grantee, without such grantee's consent, under any Option previously granted to such grantee.

     16.  CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS.  The Committee, at the
          ---------------------------------------------
written request or with the written consent of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action.

     17.  APPLICATION OF FUNDS.  The proceeds received by the Company from the
          --------------------
sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

     18.  NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.  By accepting an ISO
          ----------------------------------------------
granted under the Plan, each optionee agrees to notify the Company in writing immediately after such optionee makes a Disqualifying Disposition (as described in Sections 421, 422 and 424 of the Code and regulations thereunder) of any stock acquired pursuant to the exercise of ISOs granted under the Plan. A Disqualifying Disposition is generally any disposition occurring on or before the later of (a) the date two years following the date the ISO was granted or
(b) the date one year following the date the ISO was exercised.

     19.  WITHHOLDING OF ADDITIONAL INCOME TAXES.  Upon the exercise of a Non-
          --------------------------------------
Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 18), the vesting or transfer of restricted stock or securities acquired on the exercise of an Option hereunder, or the making of a distribution or other payment with respect to such stock or securities, the Company may withhold taxes in respect of amounts that constitute compensation includable in gross income. The Committee in its discretion may condition (i) the exercise of an Option, (ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, or
(iv) the vesting or transferability of restricted stock or securities acquired by exercising an Option, on the grantee's making satisfactory arrangement for such withholding. Such arrangement may include payment by the grantee in cash or by check of the amount of the withholding taxes or, at the discretion of the Committee, by the grantee's delivery of previously held shares of Common Stock or the withholding from the shares of Common Stock otherwise deliverable upon exercise of a Option shares having an aggregate fair market value equal to the amount of such withholding taxes.

     20.  GOVERNMENTAL REGULATION.  The Company's obligation to sell and deliver
          -----------------------
shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

     Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to send tax information statements to employees and former employees that exercise ISOs under the Plan, and the Company may be required to file tax information returns reporting the income received by grantees of Options in connection with the Plan.

     21.  GOVERNING LAW.  The validity and construction of the Plan and the
          -------------
instruments evidencing Options shall be governed by the laws of the State of Delaware, or the laws of any jurisdiction in which the Company or its successors in interest may be organized.


Date Approved by the Board of Directors of the Company:  April 11, 1995

Date Approved by Stockholders of the Company:  April 19, 1995

Amended and restated by the Board of Directors of the Company: January 25, 1996.

Amended and restated by the Board of Directors of the Company:  March 6, 1997.

Amended and restated by the Board of Directors of the Company:  March 5, 1998.

                            TRANSWITCH CORPORATION

                  1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


     1.  Purpose.  This Non-Qualified Stock Option Plan, to be known as the 1995
         -------
Non-Employee Director Stock Option Plan (hereinafter, this "Plan"), is intended to promote the interests of TranSwitch Corporation (hereinafter, the "Company") by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the "Board").

     2.  Available Shares.  The total number of shares of Common Stock, par
         ----------------
value $.001 per share, of the Company (the "Common Stock") for which options may be granted under this Plan shall not exceed 250,000 shares, subject to adjustment in accordance with paragraph 10 of this Plan. Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under this Plan.

     3.  Administration.  This Plan shall be administered by the Board or by a
         --------------
committee appointed by the Board (the "Committee"). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer this Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted under it.

     4.  Automatic Grant of Options.  Subject to the availability of shares
         --------------------------
under this Plan,

         (a) each person who first becomes a member of the Board after the effective date of an initial public offering of the Company's Common Stock and who is not an employee or officer of the Company (a "Non-Employee Director") shall be automatically granted on the date such person becomes a member of the Board, without further action by the Board, an option to purchase 12,500 shares of the Common Stock, and

         (b) after the effective date of an initial public offering of the Company's Common Stock, each person who is a Non-Employee Director on each successive one-year anniversary (during the term of this Plan) of the date of such person's first election to the Board shall be automatically granted on each such date an option to purchase 9,600 shares of the Common Stock.

     The options to be granted under this paragraph 4 shall be the only options
ever to be granted at any time to such member under this Plan.   Notwithstanding
anything to the contrary set forth herein, if this Plan is not approved by a majority of the Company's stockholders present, or represented, and voting on such matter at the first meeting of Stockholders of the Company following April 11, 1995, then the Plan and the options granted pursuant to this Section 4 shall terminate and become void, and no further options shall be granted under this Plan.

     5.  Option Price.  The purchase price of the stock covered by an option
         ------------
granted pursuant to this Plan shall be 100% of the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of paragraph 10 of this Plan.

For purposes of this Plan, if, at the time an option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq Stock Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq Stock Market. However, if the Common Stock is not publicly traded at the time an option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length; provided, however, that the "fair market value" of the stock issuable upon exercise of an option granted pursuant to the Plan within 120 days prior to the time the Company's Common Stock is publicly traded shall be deemed to be equal to the initial per share purchase price at which the Company's Common Stock is offered to the public.

     6.  Period of Option.  Unless sooner terminated in accordance with the
         ----------------
provisions of paragraph 8 of this Plan, an option granted hereunder shall expire on the date which is five (5) years after the date of grant of the option.

     7.  (a)  Vesting of Shares and Non-Transferability of Options.  Options
              ----------------------------------------------------
granted under this Plan shall not be exercisable until they become vested. Options granted under this Plan shall vest in the optionee and thus become exercisable as follows, provided that the optionee has continuously served as a member of the Board through such vesting date:

               (i) For options granted pursuant to Section 4(a) hereof:

           Percentage of Option
             Shares for which
          Option Will be Exercisable     Date of Vesting
          --------------------------     ---------------
                    33 1/3%              Less than one year from the date of grant

                    66 2/3%              One year from the date of grant

                    100%                 Two years from the date of grant

The number of shares as to which options may be exercised shall be cumulative, so that once the option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the option as provided in this Plan.

               (ii) For options granted pursuant to Section 4(b) hereof, all such options shall vest in full on the one-year anniversary of the date of grant.

         (b) Non-transferability.  Any option granted pursuant to this Plan
             -------------------
shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the optionee's lifetime only by him or her.

          8.  Termination of Option Rights.
              ----------------------------

              (a) Except as otherwise specified in the agreement relating to an option, in the event an optionee ceases to be a member of the Board for any reason other than death or permanent disability, any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the optionee within 90 days of the date the optionee ceased to be a member of the Board; and all options shall terminate after such 90 days have expired.

              (b) In the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the option.

          9.  Exercise of Option.  Subject to the terms and conditions of this
              ------------------
Plan and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person addressed to TranSwitch Corporation, at its principal executive offices, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check, (b) in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the option or shares subject to the option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determined in accordance with the provisions of paragraph 5 or (c) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise. There shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

          10.  Adjustments Upon Changes in Capitalization and Other Events.
               -----------------------------------------------------------
Upon the occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

              (a) Stock Dividends and Stock Splits.  If the shares of Common
                  --------------------------------
Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

          (b) Recapitalization Adjustments.  If the Company is to be
              ----------------------------
consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise, each option granted under this Plan which is outstanding but unvested as of the effective date of such event shall become exercisable in full thirty (30) days prior to the effective date of such event. In the event of a reorganization, recapitalization, merger, consolidation, or any other change in the corporate structure or shares of the Company, to the extent permitted by Rule 16b-3 under the Securities Exchange Act of 1934, adjustments in the number and kind of shares authorized by this Plan and in the number and kind of shares covered by, and in the option price of outstanding options under this Plan necessary to maintain the proportionate interest of the optionee and preserve, without exceeding, the value of such option, shall be made. Notwithstanding the foregoing, no such adjustment shall be made which would, within the meaning of any applicable provisions of the Internal Revenue Code of 1986, as amended, constitute a modification, extension or renewal of any option or a grant of additional benefits to the holder of an option.

          (c) Issuances of Securities.  Except as expressly provided herein, no
              -----------------------
issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

          (d) Adjustments.  Upon the happening of any of the foregoing events,
              -----------
the class and aggregate number of shares set forth in paragraph 2 of this Plan that are subject to options which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this paragraph 10 and its determination shall be conclusive.

     11.  Restrictions on Issuance of Shares.  Notwithstanding the
          ----------------------------------
provisions of paragraphs 4 and 9 of this Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

          (a) The issuance of shares with respect to which the option has been exercised is at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or

          (b) Counsel for the Company shall have given an opinion that the issuance of such shares is exempt from registration under Federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

     12.  Legend on Certificates.  The certificates representing shares
          ----------------------
issued pursuant to the exercise of an option granted hereunder shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

     13.  Representation of Optionee.  If requested by the Company, the
          --------------------------
optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

          14.  Option Agreement.  Each option granted under the provisions of
               ----------------
this Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the officer executing it.

          15.  Termination and Amendment of Plan.  Options may no longer be
               ---------------------------------
granted under this Plan after April 11, 2005, and this Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not,
                               --------  -------
without approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and voting on such matter at a meeting, (a) increase the maximum number of shares for which options may be granted under this Plan (except by adjustment pursuant to Section 10), (b) materially modify the requirements as to eligibility to participate in this Plan, (c) materially increase benefits accruing to option holders under this Plan or (d) amend this Plan in any manner which would cause Rule 16b-3 under the Securities Exchange Act (or any successor or amended provision thereof) to become inapplicable to this Plan; and provided further that the provisions of
                                      -------- -------
this Plan specified in Rule 16b-3(c)(2)(ii)(A) (or any successor or amended provision thereof) under the Securities Exchange Act of 1934 (including without limitation, provisions as to eligibility, amount, price and timing of awards) may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Termination or any modification or amendment of this Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

          16.  Withholding of Income Taxes.  Upon the exercise of an option, the
               ---------------------------
Company, in accordance with Section 3402(a) of the Internal Revenue Code, may require the optionee to pay withholding taxes in respect of amounts considered to be compensation includable in the optionee's gross income.

          17.  Compliance with Regulations.  It is the Company's intent that the
               ---------------------------
Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor or amended provision thereof) and any applicable Securities and Exchange Commission interpretations thereof. If any provision of this Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void.

          18.  Governing Law.  The validity and construction of this Plan and
               -------------
the instruments evidencing options shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.


Date Approved by Board of Directors of the Company:   April 11, 1995

Date Approved by Stockholders of the Company:   April 19, 1995

Date Amended by the Board of Directors of the Company:   March 5, 1998

SIDE A
------

                            TRANSWITCH CORPORATION
                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 27, 1998

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                           OF TRANSWITCH CORPORATION


     The undersigned, revoking all prior proxies, hereby appoints Dr. Santanu Das and Michael F. Stauff, and each of them alone, proxies, with full power of substitution, to vote all shares of Common Stock (the "Common Stock") of TranSwitch Corporation (the "Corporation"), par value $.001 per share, and Series A Convertible Preferred Stock of the Corporation, $.01 par value per share, that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held on Wednesday, May 27, 1998, at 10:00 a.m., Connecticut time, at the Ramada Plaza Hotel, 780 Bridgeport Avenue, Shelton, Connecticut 06484, and at any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting of Stockholders and related Proxy Statement dated April 20, 1998, a copy of which has been received by the undersigned, AND IN THEIR DISCRETION UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. Attendance of the undersigned at the meeting or at any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate thereat the intention of the undersigned to vote said shares in person.

     1.  To elect a Board of Directors for the ensuing year.

         [_]  FOR all nominees listed                [_]  WITHHOLD AUTHORITY
              below (except as marked to                  to vote for all
              the contrary below)                         nominees listed below

              Santanu Das
              Steward S. Flaschen
              David D. French
              Erik H. van der Kaay
              Charles Lee
              Ljubomir Micic
              Albert E. Paladino


     INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:


     ------------------------------------------------------------.

     2. To approve and ratify the Corporation's Third Amended and Restated 1995 Stock Plan, with a total of 3,500,000 shares of Common Stock available for issuance thereunder.

     [_] FOR                    [_] AGAINST               [_] ABSTAIN

     3. To approve an amendment to the Corporation's 1995 Non-Employee Director Stock Option Plan to (a) increase the number of shares of Common Stock available for issuance thereunder by an additional 100,000 shares, to a total of

            250,000 shares available for issuance thereunder, and (b) amend
            Section 4(b) of the 1995 Non-Employee Director Stock Option Plan to increase the annual option granted thereunder to each non-employee director from an option to purchase 7,500 shares of Common Stock on each one-year anniversary of the date that he or she is first elected to the Board of Directors, to an option to purchase 9,600 shares of Common Stock on each one-year anniversary of the date that he or she is first elected to the Board of Directors.

   [_]      FOR             [_]     AGAINST              [_]   ABSTAIN

    4. To ratify the selection of the firm of KPMG Peat Marwick LLP as independent auditors of the Corporation for the fiscal year ending December 31, 1998.

   [_]      FOR             [_]     AGAINST              [_]   ABSTAIN

    5. To transact such other business as may properly come before the meeting.


SIDE B
------

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE PROPOSALS IN ITEMS 2, 3 AND 4, AND DISCRETIONARY AUTHORITY WILL BE DEEMED GRANTED UNDER ITEM 5.

                                             Dated:_________________, 1998


                                             __________________________________
                                             Signature(s) of Stockholder(s)

                                             __________________________________
                                             Please Print Name:
                                             (If signing as attorney, executor,
                                             trustee or guardian, please give
                                             your full title as such.  If stock
                                             is held jointly, each owner should
                                             sign.)